SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2002


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
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               (Exact name of registrant as specified in charter)



       Massachusetts                  0-23972                   13-6972380
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


                  625 Madison Avenue, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)


                                 (212) 421-5333
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                Registrant's telephone number including area code


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          (Former name or former address, if changed since last report)


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ITEM 5.     Other Events.

Attached hereto as Exhibit 4.1, is a specimen of the common share certificate of the registrant.

ITEM 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

(c) Exhibits.

4.1         Specimen of Common Share Certificate of Registrant.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        American Mortgage Acceptance Company

Date:  February 19, 2002                By:   /s/ Stuart J. Boesky
                                              ---------------------------------
                                              Name:  Stuart J. Boesky
                                              Title: Chief Executive Officer and
                                                     President